Exhibit 99.1

Qualcomm Contacts:

Pete Lancia, Corporate Communications

Phone:  1-858-845-5959

Email: corpcomm@qualcomm.com

John Sinnott, Investor Relations

Phone:  1-858-658-5431

Email: ir@qualcomm.com

Qualcomm Enters into Amended Definitive Agreement with NXP

Increases Price to $127.50 in Cash Per Share and Lowers Minimum Tender Threshold to 70% of Outstanding Shares

Binding Agreements Reached with Nine NXP Stockholders Who Collectively Own More Than 28% of Outstanding Shares (Excluding Additional Economic Interests Through Derivatives)

Qualcomm Reaffirms High Confidence in Fiscal 2019 Non-GAAP EPS of $6.75-$7.50

SAN DIEGO — February 20, 2018 — Qualcomm Incorporated (NASDAQ: QCOM) (“Qualcomm”) today announced that Qualcomm River Holdings B.V., an indirect wholly owned subsidiary of Qualcomm, has reached an agreement with NXP Semiconductors N.V. (NASDAQ: NXPI) to increase to $127.50 per share its previously announced cash tender offer to purchase all outstanding shares of NXP.  The amended agreement, which was approved by the Qualcomm and NXP Boards of Directors, also lowers the minimum tender condition from 80% of NXP’s outstanding shares to 70%.

Qualcomm also announced that Qualcomm River Holdings B.V. has entered into binding agreements with nine NXP stockholders who collectively own more than 28% of NXP’s outstanding shares (excluding additional economic interests through derivatives) to tender their shares at $127.50 per share.  These stockholders include funds affiliated with Elliott Advisors (UK) Limited and Soroban Capital Partners LP.

The revised price reflects enhanced current value drivers for NXP, including:

•                  NXP’s recent performance, including calendar 2017 results that exceeded Qualcomm’s transaction model on revenue, gross margin and EBIT.  NXP’s non-GAAP operating income (excluding Standard Products) increased 20% from calendar 2016 to 2017.

•                  Strong market dynamics and positive outlook for key segments.  NXP’s Auto business has increased revenues by 11% year over year.  Qualcomm has also significantly improved its own capabilities in key industry segments such as Auto ($3 billion revenue pipeline), IoT ($1 billion in FY17 sales) and Networking, further enhancing the value proposition of the combined company to its customers and stockholders.

•                  High confidence in annualized cost synergies of at least $500 million resulting from insights gathered during the integration planning process.

Steve Mollenkopf, Chief Executive Officer of Qualcomm Incorporated, said, “Qualcomm’s leading SoC capabilities and technology roadmap, coupled with NXP’s differentiated position in Automotive, Security and IoT, offers a compelling value proposition.  We remain highly confident in our fiscal 2019 Non-GAAP EPS target of $6.75-$7.50, which includes $1.50 per share accretion from the acquisition of NXP.  With only one regulatory approval remaining, we are working hard to complete this transaction expeditiously.  Our integration planning is on track and we expect to realize the full benefits of this transaction for our customers, employees and stockholders.”

Tom Horton, Presiding Director of the Qualcomm Board of Directors, said, “The acquisition of NXP will enable us to accelerate our growth strategy.  The Board unanimously believes this is an attractive acquisition at this price for Qualcomm stockholders based on NXP’s recent strong financial performance, the growth in key strategic areas such as Auto and IoT and our high confidence in management’s ability to execute upon the synergy opportunities.”

Dr. Paul E. Jacobs, Chairman of the Board of Qualcomm, said, “NXP is a highly strategic and attractive acquisition for Qualcomm that enhances the value of our leading 5G technologies.  We also believe the revised agreement provides certainty for both Qualcomm and NXP stockholders.”

Transaction Details

Under the terms of the revised agreement, the currently pending tender offer of Qualcomm River Holdings B.V. to acquire all of the issued and outstanding shares of NXP will be amended as described above and the expiration time for the offer will be extended to the end of day, one minute after 11:59 p.m. New York City time, on March 5, 2018.

Qualcomm intends to fund the additional consideration with cash on hand and new debt.  The amended tender offer is not subject to any financing condition.  The offer is conditioned on at least 70% of the outstanding ordinary shares of NXP being validly tendered and not withdrawn prior to the expiration of the offer (including any extensions).  The updated offer will be described in more detail in an amendment to the Schedule TO filed by Qualcomm River Holdings B.V. and an amendment to the solicitation/recommendation statement on Schedule 14D-9 to be filed by NXP.

Qualcomm’s acquisition of NXP has received antitrust clearance from eight of the nine required government regulatory bodies around the world.  The transaction remains contingent on clearance from the Ministry of Commerce (MOFCOM) in China.  Qualcomm is optimistic it will receive MOFCOM clearance in the near term.

A presentation regarding today’s announcement can be found here.

About Qualcomm

Qualcomm invents breakthrough technologies that transform how the world connects and communicates. When we connected the phone to the Internet, the mobile revolution was born. Today, our inventions are the foundation for life-changing products, experiences, and industries.

As we lead the world to 5G, we envision this next big change in cellular technology spurring a new era of intelligent, connected devices and enabling new opportunities in connected cars, remote delivery of health care services, and the IoT — including smart cities, smart homes, and wearables. Qualcomm Incorporated includes our licensing business, QTL, and the vast majority of our patent portfolio. Qualcomm Technologies, Inc., a subsidiary of Qualcomm Incorporated, operates, along with its subsidiaries, all of our engineering, research and development functions, and all of our products and services businesses, including, the QCT semiconductor business. For more information, visit Qualcomm’s website, OnQ blog, Twitter and Facebook pages.

Additional Information and Where to Find It

This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any common shares of NXP Semiconductors N.V. (“NXP”) or any other securities. Qualcomm River Holdings B.V. (“Buyer”), an indirect, wholly owned subsidiary of Qualcomm Incorporated (“Qualcomm”), has filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal, and related documents with the United States Securities and Exchange Commission (the “SEC”) and NXP has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The offer to purchase common shares of NXP is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO, in each case as amended from time to time. THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE

SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF NXP ARE URGED TO READ THESE DOCUMENTS, AS FILED AND AS MAY BE AMENDED FROM TIME TO TIME, CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov. In addition, free copies of these documents may be obtained by contacting Innisfree M&A Incorporated, the information agent for the tender offer, toll free at (888) 750-5834 (for shareholders) or collect at (212) 750-5833 (for banks and brokers).

Additional Information

Qualcomm has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).  QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.  Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

Certain Information Regarding Participants

Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting.  Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials to be filed with the SEC.  These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to Qualcomm, Buyer or NXP are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties concerning the parties’ ability to complete the tender offer and close the proposed transaction, the expected closing date of the transaction, the financing of the transaction, the anticipated benefits and synergies of the transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt repayment and capital return expectations. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, among others, the outcome of regulatory reviews of the proposed transaction; the ability of the parties to complete the transaction; the ability of Qualcomm to successfully integrate NXP’s businesses, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; Qualcomm’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing; and other risks detailed in Qualcomm’s and NXP’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K and NXP’s most recent Annual Report on Form 20-F and in any subsequent reports on Form 6-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com, and SEC filings for NXP are available in the Investor Relations section of NXP’s website at www.nxp.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES

The Non-GAAP financial information presented herein should be considered in addition to, not as a substitute for or superior to, financial measures calculated in accordance with GAAP. In addition, “Non- GAAP” is not a term defined by GAAP, and as a result, the Company’s measure of Non-GAAP results might be different than similarly titled measures used by other companies. Reconciliations between GAAP and Non-GAAP results are presented herein.

The Company uses Non-GAAP financial information: (i) to evaluate, assess and benchmark the Company’s operating results on a consistent and comparable basis; (ii) to measure the performance and efficiency of the Company’s ongoing core operating businesses, including the QCT (Qualcomm CDMA Technologies) and QTL (Qualcomm Technology Licensing) segments; and (iii) to compare the performance and efficiency of these segments against competitors. Non-GAAP measurements used by the Company include revenues, cost of revenues, R&D expenses, SG&A expenses, other income or expenses, operating income, interest expense, net investment and other income, income or earnings before income taxes, effective tax rate, net income and diluted earnings per share. The Company is able to assess what it believes is a more meaningful and comparable set of financial performance measures for the Company and its business segments by using Non-GAAP information. In addition, the Compensation Committee of the Board of Directors uses certain Non-GAAP financial measures in establishing portions of the performance-based incentive compensation programs for our executive officers. The Company presents Non-GAAP financial information to provide greater transparency to investors with respect to its use of such information in financial and operational decision-making. This Non-GAAP financial information is also used by institutional investors and analysts in evaluating the Company’s business and assessing trends and future expectations.

Non-GAAP information used by management excludes its QSI segment and certain share-based compensation, acquisition-related items, tax items and other items.

•                  QSI is excluded because the Company expects to exit its strategic investments in the foreseeable future, and the effects of fluctuations in the value of such investments and realized gains or losses are viewed by management as unrelated to the Company’s operational performance.

•                  Share-based compensation expense primarily relates to restricted stock units. Management believes that excluding non-cash share-based compensation from the Non-GAAP financial information allows management and investors to make additional comparisons of the operating activities of the Company’s ongoing core businesses over time and with respect to other companies.

•                  Certain other items are excluded because management views such items as unrelated to the operating activities of the Company’s ongoing core businesses, as follows:

•                  Acquisition-related items include amortization of certain intangible assets, recognition of the step-up of inventories to fair value and the related tax effects of these items, as well as any effects from restructuring the ownership of such acquired assets. Additionally, the Company excludes expenses related to the termination of contracts that limit the use of the acquired intellectual property, third-party acquisition and integration services costs and costs related to temporary debt facilities and letters of credit executed prior to the close of an acquisition. Starting with acquisitions in the second quarter of fiscal 2017, the Company excludes recognition of the step-up of property, plant and equipment from the net book value based on the original cost basis to fair value. Such charges related to acquisitions that were completed prior to the second quarter of fiscal 2017 continue to be allocated to the segments, and such amounts are not material.

•                  The Company excludes certain other items that management views as unrelated to the Company’s ongoing business, such as major restructuring and restructuring-related costs, goodwill and indefinite- and long-lived asset impairments and awards, settlements and/or damages arising from legal or regulatory matters.

•                  Certain tax items that are unrelated to the fiscal year in which they are recorded are excluded in order to provide a clearer understanding of the Company’s ongoing Non-GAAP tax rate and after tax earnings.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Qualcomm Fiscal 2019 Estimated Earnings Per Share (EPS)	Fiscal 2019
GAAP diluted EPS	$4.47 - $5.22
Less: Diluted EPS attributable to QSI	$0.02
Less: Diluted EPS attributable to share-based compensation	($0.73)
Less: Diluted EPS attributable to other items (1)	($1.57)
Non-GAAP diluted EPS	$6.75 - $7.50
Less: Diluted EPS attributable to income from customers involved in licensing disputes	$1.50 - $2.25
Non-GAAP EPS, before impact of expected licensing resolution	$5.25

Fiscal 2019 Accretion from NXP	Fiscal 2019
GAAP diluted EPS	$0.08
Less: Diluted EPS attributable to QSI	N/A
Less: Diluted EPS attributable to share-based compensation	($0.16)
Less: Diluted EPS attributable to other items(1)	($1.26)
Non-GAAP diluted EPS	$1.50

Fiscal 2019 estimated EPS and EPS accretion assume close of the pending NXP acquisition. Estimated amortization of intangible assets included in other items was based on a preliminary purchase price and are subject to change when the formal valuation and other studies are finalized. The differences that will occur between the preliminary estimates and the final purchase accounting could be material.

(1) Other items excluded from Non-GAAP consist primarily of acquisition-related items. Sums may not equal totals due to rounding